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                                                                 Exhibit 10.17






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                                Lease Agreement


This Lease dated as of August 1, 1998 by and between The Wentworth Group, Inc. (Landlord) and CTI Group Holdings, Inc. (Tenant)


                                  WITNESSETH:

                            ARTICLE I SPECIFICATIONS


Section 1.01 "Lease Premises".

    Landlord leases to Tenant and Tenant rents from Landlord the premises (hereafter called the "Leased Premises") being (a) the interior only of the space shown highlighted on the plan attached hereto as Exhibit "A" in the building (the "Building") known as 901 Trooper Road, Lower Providence Township, Norristown, Pennsylvania, stipulated to contain 1,000 rentable square feet. The Building, the 1.5898 acres of land described on Exhibit "B" on which the Building is located (the "Land"), and all improvements located on the Land are hereafter sometimes called the "Project." As an appurtenance to the Leased Premises, Landlord grants to Tenant the revocable nonexclusive license to use, in common with others entitled thereto, (as more specifically provided in Section 3.01) all portions of the Project designated by Landlord from time to time as Common Facilities.

Section 1.02 "Term"

    The term of this Lease shall be two (2) years commencing August 1, 1998, (the "Commencement Date") and ending at midnight on July 31, 2000. Each period of one year commencing August 1, 1998 or any anniversary therefore during the term shall constitute a "Lease Year."

Section 1.03 "Minimum Rent"

    (A) The minimum rent ("Minimum Rent") payable under this Lease for each Lease Year shall be $24,000 Dollars, payable in monthly installments of $2,000 Dollars as provided in Section 2.01 at the office of Landlord.

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Section 1.04 "Additional Rent" - "Costs of Operations"

     As additional rent ("Additional Rent") Tenant shall pay to Landlord Tenant's share of all Costs of Operation of the Project as provided in
Section 2.02. Additional Rent shall be payable on the first day of each month during the Term of this Lease, regardless of holidays, beginning August 1, 1998.

Section 1.05 "Proportionate Share"

     For all purposes of this Lease, Tenant's proportionate share shall be 1,000 square feet divided by 15,000 square feet equaling 6.67%.

Section 1.06 "Security"

     Tenant has delivered to Landlord the sum of $2,000 Dollars to be held by Landlord in accordance with terms of Article XIII.

Section 1.07 Use

     The Leased Premises shall be used solely as a computing center and related uses. The Leased Premises shall not be used for any other purpose.

Section 1.08 Notices

     All notices for demand required or permitted to be given or served under this Lease shall be deemed to have been given or served only if in writing forwarded by registered or certified mail, postage prepaid, and addressed as follows:

     To Landlord at:   901 South Trooper Road Norristown,
                       Pennsylvania 19482

     With a copy to:   Louis Coffey, Esq.
                       Wolf, Block, Schorr & Solis-Cohen
                       12th Floor Packard Building
                       15th & Chestnut Streets
                       Philadelphia, PA 19102-2678

     To Tenant at:     2550 Eisenhower Ave
                       Bldg "B" Norristown, PA 19403

     Such addresses may be changed by either Party by notice delivered as above provided to the other Party. If Landlord or any mortgagee shall so request of Tenant, Tenant shall send such mortgagee a copy of any notice thereafter sent to Landlord. PA 19406.


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                    ARTICLE II - RENT - COMMENCEMENT OF TERM

Section 2.01  Minimum Rent

     The Minimum Rent for each Lease Year of the term of this lease in the amount set forth in Section 1.03 shall be payable by Tenant as therein set forth without prior demand and without setoff or deduction, in advance, without regard to holidays, at the address designated in Section 1.03 or at such other place as may be designated by Landlord from time to time. If the term of this Lease shall commence on a day other than the first day of a month, Tenant shall pay, upon the commencement date, a portion of the Minimum Rent prorated on a thirty (30) day basis.

Section 2.02  Costs of Operation

     Pursuant to Section 1.04 of this Lease, Tenant shall pay to Landlord Tenant's share of Costs of Operation of the Project. For the purposes of this Lease, the Costs of Operation of the Project shall include, without limitation, all expenses, costs and charges incurred in the operation and maintenance of the Project and all other costs, expenses or charges which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of Entire premises, including, but not by way of limitation, the following:

     (a) wages and salaries of all employees engaged in operation and maintenance of the Project including all taxes thereon, insurance and benefits relating thereto.

     (b) all supplies and materials used in the operation and maintenance of the Project.

     (C) all utilities used in the operation of the Project excluding only utilities separately billed to individual tenants;

     (d) the cost of all maintenance and service agreements;

     (e) the cost of all insurance applicable to the Project, including without limitation, all risk coverage, rent insurance, workmen's compensation, etc. and upon occurrence of damages, deductibles under such insurance policies;

     (f) all taxes, real estate and otherwise, levies, fees, or charges, general and special, ordinary

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         and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Project or its operation or the rent provided for in this Lease, excluding however, any taxes on net income; and

     (g) cost of repairs replacements and general maintenance and building services; and

     (h) the cost of capital improvements or other modifications to the Project, amortized over the useful lives of such improvements or modifications; and

     (i) uninsured casualty losses; security; sprinkler services; fire detection and fire protection; licenses, permits and associates fees; refuse and garbage processing and removal; rodent and pest control; snow and ice removal; and all other items of cost and expense paid or incurred in connection with the maintenance or operation of the Project and properly chargeable against income under generally accepted accounting principles.

     (j) Gas and electricity.

     (k) Management fee (whether payable to Landlord, a party affiliated with, or related to, Landlord, or a third party manager), not to exceed 5% of total annual gross rent.

     (l) The cost of resealing and restriping the parking lot of the Project.

     Operating expenses shall be "net" only and for that purpose shall be deemed reduced by the amounts of any insurance reimbursements, other reimbursement, recoupment, payment, fees, discount, credit, reduction, allowance, or the like received or receivable by Landlord in connection with such operating expenses. Notwithstanding anything contained in the foregoing list, the following shall be excluded from Operating expenses:

     Utilities

     a. Landlord's costs of electricity and other services provided to tenants for which Landlord is entitled to be reimbursed by tenants (whether or not actually collected by Landlord) as a separate additional charge or rental;

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     Building Services

     b. expenses in connection with services or other benefits of a type which are not Building standard but which are provided to another tenant or occupant;

     c. costs incurred in installing, operating and maintaining any recreational facility in the Building, such as an observatory, broadcasting facility (other than the Building's music system and life support and security system), luncheon club, athletic or recreational club;

     Building Management

     d. any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

     e. costs of Landlord's general corporate overhead and general administrative expenses, which would not be chargeable to operating expenses of the Building in accordance with generally accepted accounting principles, consistently applied;

     f. leasing commissions, attorney's fees, auditing fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants or other occupants of the Building;

     g. auditing fees, other than those in connection with the maintenance and operation of the Building or in connection with the preparation of Landlord's statements for operating expenses;

     h. wages and costs associated with home office, off-site employees of Landlord other than professional services provided by such employees which would otherwise be provided by outside professionals;

     i. costs incurred in advertising and promotional activities for the Building;

     Taxes

     j. income, excess profits or franchise taxes or other such taxes imposed on, or measured by, the income of Landlord from the operation of the Building;

     Repairs and Replacements

     k. the cost of repairing or restoring any portion of the Building damaged by a hazard, to the extent such hazard is

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monthly installment of Minimum Rent, Additional Rent, or any other sum payable by Tenant under or by reason of this Lease;

     u. all items and services for which Tenant reimburses Landlord in full pursuant to other provisions of this Lease.

     Tenant's share of the Costs of Operation of the Project shall be paid in equal monthly installments of 1/12 of the amount reasonably estimated by Landlord to be due for each year within the term of this Lease, beginning January 1, 1993. If Landlord reasonably determines that his estimate of Costs of Operations is inaccurate, Landlord may so notify Tenant, and Tenant shall thereafter pay the sum stipulated by Landlord. The estimate of such amount which shall be payable by Tenant is $4.00 per annum, per square foot for the first Lease Year (excluding electricity and janitorial services) is a reasonable estimate of such amount. Not later than twenty (20) days prior to the end of each Lease Year, Landlord shall render a bill to Tenant for Tenant's share of the Costs of Operation of the Project, together with a statement in reasonable detail of the Costs of Operation of the Project and
(i) Tenant will pay any additional amount shown to be due by said statement on the first day of each Lease Year, or (ii) Landlord will credit any overpayment by Tenant against payments thereafter to become due by Tenant on account of Costs of Operation of the Project or other sums payable by Tenant under this Lease. Landlord agrees that the annual statements regarding Costs of Operation shall be certified by an officer of Landlord, and Landlord further agrees to make available its books and records relating to operating expenses for Tenant's audit, upon reasonable notice, at Landlord's office. If such audit discloses any errors, appropriate adjustments shall be made.

Section 2.02A No Janitorial Service.

     Tenant acknowledges that Landlord will provide janitorial services to the Common Facilities, and the cost thereof will be included in Costs of Operation. Tenant shall provide all janitorial services required for the Leased Premises at Tenant's sole cost and expense.

Section 2.03 Additional Rent

     (a) All sums, other than Minimum Rent, payable under this Lease by Tenant whether or not specifically so denominated shall be deemed Additional Rent collectible as such, and payable in the same manner as Minimum Rent.

     (b) In accordance with Section 3.04 herein, Tenant shall pay all charges and assessments for all electric service,

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water, sewer service, telephone service and internal security services provided to the Leased Premises.

     (c)Landlord shall not be liable to Tenant for the failure to provide any utilities or services either required or permitted to be supplied by Landlord under the terms of this Lease. However, Landlord agrees in the event of any suspension or failure of service to proceed with all due diligence to restore or cause the restoration of such service as soon as is reasonably practical under the circumstances.

Section 2.04  Interest

     Wherever in this Lease there is a provision that Tenant shall be liable for the payment of any sum to Landlord, together with interest thereon, or wherever Tenant shall fail to pay any sum when due, such sum shall bear interest at a rate of twelve percent (12%) per annum.


                ARTICLE III - COMMON FACILITIES AND SERVICES

Section 3.01  Common Facilities

     The Common Facilities referred to in Section 1.01 of this Lease shall include all facilities including, without limitation any bathrooms, landscaped areas, lobbies, courts, elevators, atria, hallways and other similar facilities in the Project designated by Landlord for common or joint use of the occupants thereof, their employees, agents, tenants, customers and other invitees. The Common Facilities shall at all times be subject to the exclusive control and management of Landlord. Landlord may from time to time promulgate and enforce reasonable rules and regulations, uniformly applied, for the use of the Common Facilities, and build or place landscaping and other improvements thereon. Landlord may at any time and from time to time close all or any portion of such Common Facilities to such extent as may be necessary in its opinion to prevent or avoid the possibility of a dedication thereof to the public. Landlord, however, will not deprive Tenant of reasonable access to the Leased Premises.

Section 3.02  License

     The right of Tenant to use any of the Common Facilities is a revocable license. Landlord makes no representation as to the identity, type, size or number of other tenants.


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Section 3.03 Landlord's Services

    Provided that Tenant is not in default under any of the provisions of this Lease, beyond the expiration of any applicable grace period following notice of default, Landlord shall:

    (a) Furnish heat and air conditioning to the Common Facilities and the Leased Premises from 8:00 a.m. during the normal heating season when required for comfortable use and occupation on business days from Monday to Friday inclusive until 6:00 p.m.

Section 3.04 Utilities

    (a) Electric Charges. Tenant shall pay his proportionate share of all electric charges, unless electric service to the Leased Premises is separately metered, in which case Tenant shall pay all electric charges associated with the Leased Premises.

    (b) Gas Charges. Tenant shall pay his proportionate share of all gas charges.

    (c) Submetering of Landlord's Space. If Landlord separately meters the electric usage for the electrical service to the Landlord's Space (defined in Section 17.01 hereof), including the electricity used to operate the HVAC system serving Landlord's Space, Landlord shall give Tenant a $50 per month credit against Tenant's Minimum Rent, as Landlord's sole contribution to charges for electrical service to the Building.

             ARTICLE IV - SIGNS, FIXTURES AND ALTERATIONS

Section 4.01 Signs

    Tenant shall not place or erect any signs, decorative devices, awnings, canopies or other advertising matter visible from the exterior of the Leased Premises and shall remove the existing sign face plate.

Section 4.02 Trade Fixtures

    All trade fixtures installed by Tenant in the Leased Premises shall be the property of Tenant and shall be removed at the expiration or sooner termination of the term of this Lease or any renewal or extension thereof, provided Tenant shall not at such time be in default under any covenant or agreement contained in this Lease and - that Tenant shall promptly repair any damage

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to the Leased Premises caused by such removals.  If Tenant fails to remove any such trade fixtures upon expiration or sooner termination of the term of this Lease, such trade fixtures shall be deemed abandoned and shall become the property of Landlord or, at the option of Landlord may be removed from the Leased Premises and stored for the account of Tenant, at the cost and expense of Tenant, which cost and expense shall constitute Additional Rent. Any lighting fixtures, heating and air conditioning equipment, plumbing and electrical systems and fixtures and floor covering shall not be deemed to be trade fixtures whether installed by Tenant or by any other party and shall not be removed from the Leased Premises but shall upon installation become the property of Landlord without any compensation to Tenant.

Section 4.03  Alterations

     Tenant shall not make any changes, alterations or improvement to the Leased Premises or any part thereof without first obtaining the written consent of Landlord which will not be unreasonably withheld or delayed. In applying for such consent, Tenant shall submit to landlord reasonable plans and specifications for the proposed work and an estimate of the anticipated cost thereof. If Landlord determines it advisable to grant such consent, Landlord may also impose such conditions as to permits, insurance, bonds and waivers and releases of mechanic's liens as Landlord in its sole discretion deems advisable or necessary. Any alterations, additions or improvements made by Tenant with the consent of Landlord shall become the property of Landlord and shall remain upon the Leased Premises at the expiration or sooner termination of this Lease unless Landlord shall as a condition to the approval of same require that it have the option at the termination of this Lease to cause Tenant to restore the Leased Premises to its condition prior to the making of such alterations and improvements.

Section 4.04 Mechanics' Liens

     Before performing or permitting the performance of any work within the Leased Premises as permitted under any provision of this Lease or otherwise by Landlord, Tenant shall, at its own cost and expense, take such steps as Landlord might reasonably require in order that no lien for labor or materials will attach to the Leased Premises or the Project as a result of such work. Tenant shall not permit any mechanics' or other lien or claim for lien or notice in respect thereto to be filed against the Leased Premises or any fixtures, equipment or furnishings contained therein. If any such lien, notice or claim, be made or filed, Tenant shall within ten (10) days after notice of the filing thereof cause said lien, notice or claim for lien to be effectively removed or discharged of record; provided, however,


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that Tenant shall have the right to contest the amount or validity, in whole or in part, of any such lieu, notice or claim by appropriate proceedings but in such event Tenant shall promptly bond such lien, notice or claims with a surety company satisfactory to Landlord and shall prosecute such proceedings with all due diligence and dispatch. If Tenant fails so to discharge or bond such lien, Landlord may at its election remove or discharge such lien, notice or claim by paying the full amount thereof, or otherwise, and without any investigation or contest of the validity thereof, and Tenant shall pay to Landlord upon demand, as Additional Rent, the amount paid by the Landlord including Landlord's costs, expenses, interest and reasonable counsel fees. Prior to the commencement of any work on the Leased Premises, Tenant shall cause lien waivers executed by all contractors performing work to be (i) delivered to Landlord, and (ii) filed with the Prothonotary of Montgomery County, Pennsylvania.

                                ARTICLE V
   OCCUPANCY, MAINTENANCE, REPAIR AND SURRENDER OF THE LEASED PREMISES

Section 5.01  Occupancy Agreements

     Tenant covenants that Tenant:

     (a) will not use the plumbing facilities for any other purposes than that for which they are constructed and will not permit any foreign substance of any kind to be thrown therein. The expense of repairing any breakage, stoppage, seepage or damage whether occurring on or off the Leased Premises, resulting from a violation of this provision by Tenant or Tenant's employees, agents or invitees shall be borne by Tenant.

     (b) will comply with all laws and ordinances and all rules and regulations of governmental authorities and all recommendations of the Association of Fire Underwriters with respect to the use or occupancy of the Leased Premises by Tenant (the foregoing shall not require Tenant to install a fire sprinkler or fire detection system in the Lease Premises);

     (c) agrees that Landlord may amend, modify, delete or add new and additional reasonable rules and regulations of uniform application for the use and care of the Leased Premises, the Project and the Common Facilities are defined in this Lease;

     (d) will comply with all such further rules and regulations upon notice to Tenant from Landlord.

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     (e) if Tenant shall use or require additional electrical service in addition to that provided at the commencement of the terms of this Lease, Tenant shall provide the same at its own cost and expense, but only in accordance with specifications approved by Landlord in writing.

     (f) will not use or operate any machinery, that, in Landlord's opinion, is harmful to the Leased Premises or the Project or disturbing to lessees occupying other parts of the Project;

     (g) will not place any weights in any portion of the Project beyond the safe carrying capacity of the structure;

     (h) will not manufacture any commodity or prepare or dispense any food or beverages in the Leased Premises, except for Tenant's own use;

     (i) will not permit any odor, noise, sound, or vibration which may, in Landlord's reasonable judgment, in any way tend to impair the use of any part of the Project or interfere with the business or occupancy of any other lessee, or make or permit any disturbance of any kind in the Project; or interfere in any way with any other lessees or those having business in the Project;

     (j) will not obstruct any sidewalks, halls, passageways, elevators or stairways in the Project or any part thereof, or use the same for any purpose other than ingress and egress to and from the Leased Premises;

     (k) will not bring in to or remove from the Project any heavy or bulky object except with the aid of experienced movers or riggers approved in writing by Landlord and in accordance with the rules and regulations set forth by Landlord;

     (l) will not keep any animal in or about the Leased Premises;

     (m) will not use any part of the Leased Premises as sleeping rooms or apartments; and

     (n) will give Landlord prompt written notice of any accident, fire or damage occurring in or to the Leased Premises;

     (0) will use reasonable efforts to inform its employees or invitees to park their cars only in the parking spaces reasonably and nondiscriminatorily designated by Landlord, and will use reasonable efforts to prohibit its employees and invitees from (i) parking any vehicle overnight (except in


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connection with work), and (ii) parking recreational vehicles, trucks (except for pick-up trucks), boats, and trailers at any time;

     (p) to keep the Leased Premises clean and orderly;

     (q) will insure Tenant's personal property located in the Leased Premises; and

     (r) will not (i) vacate the Leased Premises, or (ii) remove so much of Tenant's personalty such that the remaining personalty does not give Landlord reasonable assurance that Tenant will continue to occupy a material part of the Leased Premises throughout the balance of the Term of this Lease, unless Tenant has first provided to Landlord security reasonably satisfactory to Landlord, to assure Landlord that Tenant will perform Tenant's obligations under this Lease. Landlord agrees that cash, cash equivalants, marketable securities or a letter of credit equal to nine (9) months Minimum Rent shall be deemed to be satisfactory security for Tenant's performance of the terms of this Lease.

Section 5.02 REPAIRS; MAINTENANCE

     (a) Tenant agrees to accept the Leased Premises in the physical order and condition existing on the Commencement Date. Tenant shall, throughout the Term, and any renewal thereof, at Tenant's sole expense, make all repairs, replacements, renewals and additions as may be required to keep and maintain the interior of the Leased Premises and all improvements therein in good order and condition. Tenant shall return the Leased Premises to Landlord in such good order and condition at the expiration or termination of the Term, or any renewal thereof, ordinary wear and tear and damage from casualties and acts and omissions of Landlord excepted. Any repairs and replacements, and any labor performed or materials furnished in, on or about the Leased Premises, shall be performed and furnished in strict compliance with all applicable laws, regulations, ordinances and requirements of all governmental bodies having jurisdiction over the Leased Premises.

     (b) Landlord agrees to repair, replace or otherwise maintain in good order and condition the roof and structural portions of the Project as well as the parking areas and heating and air conditioning systems.

Section 5.03 Surrender of the Leased Premises

     At the expiration of or sooner termination of the tenancy hereby created, Tenant shall peaceably surrender the


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Leased Premises in the same condition of cleanliness, repair and sightliness as the Leased Premises were in on the Commencement Date, reasonable wear and tear and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's property loss or damage insurance policy. At such time, Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations or locks, safes and vaults, if any, in the Leased Premises. Tenant shall in accordance with Section 4.02 remove all its trade fixtures before surrendering the Leased Premises and shall repair any damage to the Leased Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

Section 5.04 Waste of Nuisance

     Tenant shall not commit or suffer to be committed any waste upon the Leased Premises. Tenant shall not commit or suffer to be committed any nuisance or other act which may disturb the quiet enjoyment of any other tenant or occupant of the Project.

Section 5.05 Environmental Matters

     (a) The term "Environmental Law" shall mean any federal, state or local, statute, act, law, ordinance, rule, regulation or order pertaining to the environment whether now or hereafter enacted and whether or not listed in this definition such as but not limited to the following:

            (i) The comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 as amended by the Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 98-489, 100 State 1613,
1986) ("SARA").

           (ii) The Resource conservation and Recovery Act, 42 U.S.C. Section 6801 et. seq. ("RCRA");

          (iii) Toxic Substances Control Act, 15 U.S.C. Section 2601 ("TSCA");

           (iv) The Clean Water Act, 33 U.S.C. Section 407 et. seq.; ("CWA");

            (v) The Clean Air Act, 42 U.S.C. Section 7901 et. sea.;

           (vi) The Pennsylvania Solid Waste Management Act 35 P.S. Section 6018.103;


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          (vii) The Pennsylvania Hazardous Sites Clean Up Act (Act 108 of
1988)

         (viii) Any similar statute, law, ordinance, rule, regulation or order adopted in the jurisdiction in which the Premises is located at any time whether before or after the execution of this Lease.

     (b) "Hazardous Substance" shall mean any hazardous or toxic substance as defined in any Environmental Law or in any rule, regulation or order issued pursuant to any Environmental Law.

     (c) "Enforcement Agency" shall mean the Environmental Protection Agency ("EPA") and any state, county, municipal or other agency having authority to enforce any Environmental Law.

     (d) "Landlord certifies to Tenant that at the date of execution of this lease the Leased Premises does not contain asbestos or any Hazardous Substance (as currently defined in any Environmental Law in effect on the date of this Lease).

     (e) Landlord shall be responsible for all costs, expenses, damages and penalties resulting from the existence of any Hazardous Substance (as currently defined in any Environmental Law in effect on the date of this Lease) in the Leased Premises at the date of the execution of this Lease and Landlord shall indemnify Tenant and hold it harmless from any claims arising from the existence, removal, containment or abatement of any such Hazardous Substance from the Leased Premises.

     (f) All alterations made in the Leased Premises by Landlord, Tenant or any other tenant of the Leased premises shall be in accordance with and shall comply with all Environmental Laws and the requirements of any Enforcement Agencies.

     (g) If any statutes, laws, ordinances, rules or regulations are promulgated at any time after the date of execution of this Lease for the removal, abatement or containment of a Hazardous Substance in the Leased premises or any portion of the Leased Premises and, in the reasonable judgment of Landlord, it is hazardous for the Tenant to remain in the Leased Premises during such removal, abatement or containment of the Hazardous Substance, Tenant shall vacate the Leased Premises or that portion of the Leased Premises that is hazardous and, provided that such condition did not result from Tenant's acts, omissions, or operations, Tenant's rent shall be abated proportionately for the period of time in which Tenant's use of such portion of the Leased Premises has been interrupted.


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     (h) Tenant shall not intentionally or unintentionally
use, store, handle, spill or discharge any Hazardous Substance at or in the vicinity of the Leased Premises. Tenant shall not use the Leased Premises in any manner which will cause the Leased Premises to have a standard industrial classification ("SIC") which is covered by any Environmental Law or which will cause the premises to be deemed an "Industrial Establishment" as defined under any Environmental Law. Tenant's failure to abide by the terms of this paragraph (h) shall be restrainable by injunction.

     (i) At anytime during the term of this Lease, Tenant shall supply to Landlord affidavits of an officer of Tenant setting forth Tenant's SIC number and describing in detail the operations and processes undertaken by Tenant at the Leased Premises. Such affidavits shall include a certification that no Hazardous Substance is generated, used, stored, handled or disposed of at the Leased Premises or shall state the nature of any such substance and the methods used in handling the same in reasonable detail. Such affidavits shall be delivered to Landlord within ten (10) days after request therefor.

     (j) Within ten (10) days after request therefor, Tenant shall provide all information requested from time to time by Landlord, or by any Enforcement Agency for the preparation of notices submissions or affidavits (including, without limitation, Non-applicability Affidavit, de Minimis Quantity Exemption Application, Limited Conveyance Application or Administrative Consent Order). Within ten (10) days after request therefor, Tenant shall execute and deliver any document reasonably required in order to comply with any Environmental Law.

     (k) Tenant shall promptly deliver to Landlord copies of all notices made by Tenant to, or received by Tenant from, any Enforcement Agency or from the United States Occupational Safety and Health Administration concerning environmental matters or Hazardous Substances at the Leased Premises.

     (l) At any time throughout the term of this Lease and any extension thereof, Landlord may cause an inspection to be made of the Leased Premises and its surrounding area for the purpose of determining whether any Hazardous Substance is present thereon.

     (m) Tenant shall indemnify, defend and hold Landlord harmless of and from any and all claims arising by reason of any violation by Tenant of the provisions of this Section 5.05 and this indemnity shall survive expiration or other termination of this Lease.

Section 5.06 Americans with Disabilities Act

    Tenant is responsible for any improvements, capital or otherwise, which might be required for Tenant to comply with the Americans With Disabilities Act. Tenant agrees to hold Landlord harmless from any liability which might arise from Tenant's noncompliance with the Americans with Disabilities Act.

            ARTICLE VI - INDEMNITY, INSURANCE AND WAIVER OF CLAIMS

    Tenant shall indemnify and defend Landlord and save it harmless from and against all claims, suits, actions, damages, judgments, liabilities, fines, penalties and expense for loss of life, personal injury or damage to property
(a) arising from or out of any occurrences within the Leased Premises (without regard to the cause or claimed cause thereof unless such loss of life, personal injury or damage to property be due or claimed to be due to the negligence of Landlord, or its officers, agents or employees occurring prior to or following the execution of this Lease) or (b) by reason of the occupancy or use of the Leased Premises or any part of the Project by Tenant or (c) occasioned wholly or in part by any act or omission of Tenant or breach of this Lease by Tenant or by its agents, contractors, customers, employees, servants, lessees or concessionaires. If Landlord shall be made a party to any litigation commenced by or against Tenant or by any third party and connected in any way with this Lease or Tenant's use or occupancy of the Leased Premises, Tenant shall indemnify and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys fees incurred or paid by Landlord in connection with such litigation.

Section 6.02 Insurance

    Throughout the term of this Lease and any extensions thereof, and so long as Tenant or any party claiming under Tenant remains in possession of the Leased Premises Tenant shall obtain, maintain and pay for comprehensive general liability (including products liability) insurance covering the Leased Premises, the business operated by Tenant in the Leased Premises and the contractual liability of Tenant under this Lease in form and with insurers and in amounts reasonably satisfactory to Landlord, and with a minimum limit of One Million Dollars ($1,000,000) for injury or death and One Hundred Thousand Dollars ($100,000) for property damage, and for such other coverages as might be required by Landlord. Landlord agrees that the limits of liability insurance required of Tenant under this Lease shall not exceed the limits required by comparable landlords of comparable tenants in the Valley Forge area.

     All insurance policies required to be maintained by Tenant under this Lease shall be in insurance companies licensed to do business in the Commonwealth of Pennsylvania, satisfactory to Landlord, and shall name Landlord and its managing agents as additional parties insured. Certificates of such insurance (showing payment of current premiums thereon) shall be delivered to Landlord a minimum of ten (10) days prior to the commencement of the term of this Lease with renewals thereof delivered to Landlord a minimum of ten (10) days prior to the expiration of any of such policies. If requested to do so Tenant shall also provide Landlord with copies of the pertinent portions of all such policies and also permit Landlord to examine the original policies. Each policy shall contain an agreement by the insurer that such policy shall not be canceled or materially modified without ten
(10) days prior notice to Landlord by certified mail. If Tenant fails to deliver any of the certificates as required in this Lease Landlord may either, terminate this Lease or procure such insurance at the cost of Tenant and pay the premiums thereon. Such premiums shall be deemed Additional Rent and shall be payable by Tenant to Landlord together with interest immediately upon demand.

Section 6.03 Landlord's Insurance

     Landlord will carry such all risk insurance covering the Leased Premises as Landlord deems necessary or as may be required by any mortgagee of the Project. If there shall be any increase in premiums that may be charged during the term of this Lease on any insurance carried by Landlord on the Project caused by Tenant or from any act or omission of Tenant, Tenant shall pay as Additional Rent hereunder the amount of such increased premiums. A schedule issued by the organization establishing the insurance rate on the Project, showing the components of such rate, shall be conclusive evidence of the amount of such premiums.

Section 6.04 Waiver of Claim

     Tenant waives all claims against Landlord, its agents and servants and agrees to indemnify and hold it and them harmless for loss of life, damage to person or property sustained by Tenant or any other occupant of the Leased Premises or of any other part of the Project or by its or their agents servants and employees resulting directly or indirectly out of the condition of the Leased Premises or the Project or resulting from any accident or occurrence in or about the Leased Premises or the Project (without regard to the cause or claimed cause thereof unless such loss of life, damage to person or property be due to the negligence including gross negligence of Landlord, or its officers, agents or employees occurring prior to or following the execution of this Lease) or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Project or of any other person. All property belonging to Tenant or any occupant of the Leased Premises or the Project shall be thereon at the risk of Tenant or such other person only and Landlord shall not be liable for damage thereto or loss, theft or misappropriation thereof unless due to the negligence of Landlord, or its officers, agents or employees occurring prior to or following the execution of this Lease. Tenant shall be responsible for all goods or property of any third party left upon the Leased Premises.

Section 6.05  Waiver of Subrogation


     All insurance policies carried by either Landlord or Tenant covering the Leased premises, including but not limited to contents, fire, liability and casualty insurance, shall expressly waive any right on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same shall be obtainable without extra cost, or, if extra cost shall be charged therefor, so long as the other party pays such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     Each of the parties hereto hereby releases the other, from any an all liability for any loss or damage which may be inflicted upon the property of such party, even if such loss or damage shall be brought about by the fault or negligence (including gross negligence) of the other party or their respective agents or employees. The foregoing release shall be effective (i) only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain the waiver hereinabove described, and (ii) only to the extent that the releasing party recovers (or should have recovered) for such loss pursuant to insurance policies it is required to carry pursuant to the terms of this Lease. Notwithstanding the foregoing sentence, the release set forth in the first sentence of this paragraph shall be enforceable against any party which fails to carry the insurance required by this Lease.


                      ARTICLE VII - DAMAGE OR DESTRUCTION

     If any part of the Leased Premises or of the Project shall be damaged or destroyed by fire or other casualty, Tenant shall give prompt notice thereof to Landlord.

     If more than thirty percent (30%) of the area of the Leased Premises shall be rendered untenantable by such fire or other casualty then:

     (a) If Landlord does not commence to repair the Leased Premises within sixty (60) days after the occurrence of such fire or other casualty, Tenant, at its option, as its sole remedy may terminate this Lease by notice to Landlord not later than one hundred twenty (120) days after such occurrence, and;

     (b)  Landlord may terminate this Lease by notice to Tenant.

     Landlord may also terminate this Lease if a substantial part of the Project shall be damaged or destroyed by fire or other casualty. Upon any termination as herein permitted, this Lease shall expire as of the date of such fire or other casualty. If this Lease is not terminated after any fire or other casualty the Minimum Rent payable under Section 2.01 shall abate in the proportion that the damaged area of the Leased Premises bears to the total rentable area thereof until such time as Landlord shall substantially complete repairs thereto. In the event of any such damage Landlord may enter upon the Leased Premises and make repairs in accordance with the terms of this Lease.

     Tenant may terminate this Lease if repairs cannot be completed within 180 days after occurrence of the casualty, or if Landlord fails to use diligent efforts to complete such repairs within 180 days after occurrence of the casualty.


                        ARTICLE VIII - EMINENT DOMAIN

Section 8.01  Total Condemnation

     If the whole of the Leased Premises shall be condemned by eminent domain or shall be conveyed by Landlord in lieu of any such condemnation for any public or quasi-public use or purpose, the term of this Lease shall expire as of the date on which possession of the Leased Premises is required to be surrendered to the condemning authority, and all rent shall be paid up to such date.

Section 8.02  Partial Condemnation

     If more than five percent (5%) of the floor area of the Leased Premises shall be condemned by eminent domain or shall be conveyed by Landlord in lieu of any such condemnation for any public or quasi-public use or purpose and the remainder of the Leased Premises shall thereafter be unsuitable for the business of Tenant, the term of this Lease shall cease and terminate as of the date on which possession of the Leased Premises is required to be surrendered to the condemning authority as though such condemnation or conveyance were a total condemnation under Section 8.01. If the remainder of the Leased Premises after such condemnation or conveyance is suitable for the business of Tenant, Landlord shall promptly restore the Leased Premises to the extent of net condemnation proceeds available for such purpose after payment of all costs and payment of any amounts that may be due to any first mortgagee for the value of the diminished fee, to a condition as nearly comparable as possible to its condition immediately preceding such condemnation or conveyance, and rent shall abate in the ratio that the area of the Leased Premises condemned or conveyed bears to the total area of the Leased Premises before such condemnation or conveyance.

Section 8.03  Condemnation of the Project

     If any part of the Project shall be condemned by eminent domain or shall be conveyed by Landlord in lieu of such condemnation for any public or quasi-public use or purpose and the remainder of the Project after such conveyance or condemnation shall be unsuitable, in the opinion of Landlord, for continued operation as an integral unit, Landlord may elect to treat such condemnation or conveyance as a condemnation or conveyance of the whole of the Leased Premises under the terms of Section 8.01. If Landlord does not elect the foregoing option, this Lease shall continue without any right on the part of Tenant to claim any reduction in rent or other payments due hereunder by reason of the reduction in size of the Project.

Section 8.04  Awards

     If the Leased Premises or the rights of Tenant under this Lease shall be affected in any way by any condemnation or conveyance in lieu thereof, Tenant waives all claims of any nature whatsoever against Landlord and assigns to Landlord all claims of any nature against the condemning authority arising by reason of such condemnation or conveyance in lieu thereof, including without limitation all claims for loss of Tenant's leasehold estate. Notwithstanding the foregoing, Tenant may file such claims with the condemning authority as may be permitted by applicable law for removal expenses, business dislocation damages, and moving expenses but only so long as such claims do not reduce any award otherwise payable to Landlord.

                      ARTICLE IX - ASSIGNMENT AND SUBLETTING

Section 9.01  Assignment and Subletting

     (a) Tenant shall not assign this Lease nor sublet all or any part of the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. For the purposes of this section, any mortgage, conveyance, transfer or encumbrance of this Lease and any transfer by operation of law, and any transfer of any right to possession or use of the Leased Premises shall be deemed an assignment or subletting. Landlord's consent to an assignment of this Lease or a subletting of the Leased Premises or any part thereof shall be deemed to be unreasonably withheld if the proposed assignee or subtenant is of such financial standing and responsibility at the time of such assignment or subletting as to give reasonable assurance of the payment of all Minimum Rent, Additional Rent and other amounts reserved in this Lease and compliance with all the terms, covenants, provisions and conditions of this Lease. Notwithstanding the foregoing, so long as Landlord or any entity affiliated with, or related to, Landlord, occupies the Landlord's Space (as defined in Section 17.01 hereof), Landlord may withhold its consent to an assignment or subletting if the use or identity of the proposed assignee or subtenant is unsatisfactory to Landlord in Landlord's sole discretion. Tenant shall pay to Landlord sixty percent (60%) of any profit realized by Tenant from an assignment or subletting.

     (b) Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

     (c) If the Leased Premises be occupied by anyone other than Tenant, whether as assignee, subtenant, concessionaire or otherwise, Landlord may collect rent from such occupant, and apply the net amount collected to the rent reserved under this Lease and acceptance of such rent shall not be deemed a consent to any such occupancy or any such other party.

     (d) An attempted assignment without the consent of Landlord may, at the option of the Landlord, be treated as an offer to terminate this Lease.

     (e) Any consent by Landlord to any assignment of this Lease may be conditioned upon the assignee assuming the full and faithful performance of all the terms and conditions of this Lease and upon the continued liability of Tenant under all the terms hereof. Any consent by Landlord to any subletting shall be conditioned upon the express agreement by the subtenant to be bound by the terms, covenants and conditions and restriction of this Lease applicable to Tenant.

     (f) This Lease shall be deemed to be assigned if Tenant merges with any other entity. Landlord shall not unreasonably withhold its consent to such an assignment if the entity which results from the merger will be of such financial standing and responsibility as to give reasonable assurance of the payment of all Minimum Rent, Additional Rent and other amounts reserved in this Lease and compliance with all the terms, covenants, provisions and conditions of this Lease. Landlord shall be deemed to be unreasonable in withholding consent if the book value, excluding good will, of the resulting entity exceeds the book value, excluding good will, of the Tenant before the merger. This Lease shall be deemed to be assigned if Tenant liquidates or dissolves. This Lease shall not be deemed to be assigned if the control of Tenant changes.

     (g) Tenant may assign this Lease to any affiliate or subsidiary entity of Communications Group, Inc. without Landlord's consent upon satisfaction of the following conditions: (a) no event of default shall have occurred and be continuing under this Lease; and (b) such assignment shall include the entire Premises. The terms "affiliate" and "subsidiary entity" as used in this Section shall refer only to entities wholly owned or controlled by Communications Group, Inc. Tenant shall not be relieved or discharged from its obligations and liabilities under this Lease as the result of an assignment pursuant to this paragraph.

Section 9.02  "Landlord"

     The word "Landlord" when used in this Lease shall mean the owner from time to time of the Lessor's interest in this Lease. If the interest or estate of Landlord in the Leased Premises shall terminate by operation of law or by a sale of the premises or by execution or foreclosure sale or for any other reason, or if any third party becomes entitled to collect and receive rent under this Lease, Landlord shall be released and relieved from all liability thereafter under this Lease. Landlord's liability under this Lease shall be limited to the Landlord's interest in the Project without direct or personal liability on the part of any partners, joint venturers or others.

                  ARTICLE X - SUBORDINATION AND QUIET ENJOYMENT

Section 10.01  Subordination

     This Lease and all of the terms, covenants and conditions hereof is and shall be subject and subordinate to any mortgage or mortgages or prior leases affecting the Leased Premises or the Project or any part of either of them. However, if any mortgagee or prior lessor so requests, Tenant shall execute, acknowledge and deliver an agreement in form satisfactory to such mortgagee or prior lessor subordinating such mortgage to this Lease, or agreeing to attorn to such mortgagee or prior lessor, or both.

Section 10.02.  Offset Statement

     Within ten (10) days after request by Landlord or upon any sale, assignment or mortgage of the Leased Premises, Tenant shall execute and deliver to Landlord or to any proposed mortgagee or purchaser a certificate in recordable form stating (if such be the case) that this Lease is in full force and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

Section 10.03  Quiet Enjoyment

     Subject to the express provisions of this Article and upon payment of the rents and performance of all the other covenants, terms and conditions of this Lease, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term herein specified, without hindrance by Landlord or anyone claiming by or through Landlord, subject nevertheless to the terms and conditions hereof.

Section 10.04  Estoppel Certificate

     Tenant and Landlord shall, at any time and from time to time upon not less than ten (10) days' prior request by the other party, execute, acknowledge and deliver to Landlord or Tenant, as the case may be, a statement in writing certifying that (i) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and, if so, the dates to which the rent and any other charges have been paid in advance, and (ii) that no default hereunder on the part of Landlord or Tenant, as the case may be, exists (except that if any such default does exist, the certifying party shall specify such default), it being intended that any such statement delivered pursuant to this Section may be relied upon by any person for whom such statement may reasonably be requested including, but not limited to, any prospective purchaser or mortgagee of the Project.

Section 10.05  Non-Disturbance

     If Landlord desires to refinance the Project, Landlord shall use commercially reasonable efforts to procure from Landlord's lender a nondisturbance agreement which provides in substance, that:

     a. Tenant shall not be joined as a party defendant (i) in any action or proceeding which may be instituted or taken by the lessor of such superior lease for the purpose of terminating such superior lease by reasons of any default thereunder, or (ii) in any foreclosure action or proceeding which may be instituted or taken by the holder of such superior mortgage;

     b. Tenant shall not be evicted from the Premises, nor shall any of Tenant's rights under the Lease be affected in any way, by reason of any default under such superior lease or such superior mortgage; and

     c. Tenant's leasehold estate under the Lease shall not be terminated or disturbed, by reason of any default under such superior lease or such superior mortgage.

     d. Landlord agrees to use commercially reasonable efforts to procure and deliver to Tenant, with reasonable promptness after the date of the Lease, written agreements of the holders of the all mortgages encumbering the Building, containing nondisturbance provisions substantially similar to (a) through (c) of this section.


                        ARTICLE XI - RIGHTS OF LANDLORD

Section 11.01  Right of Entry

     Landlord or Landlord's agents or such persons as Landlord may authorize may enter the Leased Premises at all reasonable times, after reasonable notice, for purposes of examination, exposition to Landlord's existing lender and to prospective purchasers, lenders or tenants of the Leased Premises or the Project, and making of repairs, alterations, improvements and additions to the Leased Premises or the Project all as Landlord may deem necessary or desirable. Landlord may take into the Leased Premises all material that may be required to make such repairs, alterations, improvements or additions. No such entry upon the Leased Premises shall be deemed an eviction of Tenant in whole or in part and the rent reserved in this Lease shall not abate in whole or in part while any such repairs, alterations, improvements or additions are being made by Landlord. Landlord shall not be liable to Tenant for any damage, decrease or loss of business occurring either during or after the making of any such repairs, alterations, improvements or additions. If Tenant or a designee of Tenant shall not be present to open and permit entry into the Lease Premises at any time when such entry shall be necessary or permissible, Landlord or its agents may enter the Leased Premises by a master key or may forcibly enter thereon, without rendering Landlord or such agent liable therefor and without affecting the obligations and covenants of Tenant. The reservation of rights in this Section shall not be construed as imposing upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the Project or of the Leased Premises except as specifically provided in this Lease.

Section 11.02  Utilities and Conduits

     Landlord may from time to time place conduits or other facilities for utilities servicing other portions of the Project over, across or through such portions of the Leased Premises not unreasonably interfering with the appearance thereof or conduct of business therein by Tenant, as Landlord deems necessary or advisable.


                        ARTICLE XII - DEFAULT AND REMEDIES

Section 12.01  Events of Default

     The following shall be considered "Events of Default:"

     (a) The failure of Tenant to pay, within five (5) days of the date when due, any installment of rent or Additional Rent or any other sum payable by Tenant under this Lease.

     (b) The failure to perform, violation or breach by Tenant of any of the material terms, covenants or conditions of this Lease, which failure, violation or breach shall continue unremedied by Tenant for a period of thirty (30) days after written notice thereof shall have been given to Tenant by Landlord, or for such additional period as may be necessary to remedy such failure, violation or breach with due diligence.

     (c) The insolvency of Tenant as evidenced by an assignment by Tenant for the benefit of creditors, a petition in bankruptcy or for reorganization or an arrangement under any bankruptcy or insolvency law being filed voluntarily by Tenant, the adjudication of Tenant as a bankrupt, the issuance by any court of an order for relief as the filing against Tenant of a petition for appointment of a receiver of all or any part of Tenant's assets or property either in bankruptcy or other insolvency proceedings, unless such proceedings shall be stayed or dismissed within sixty (60) days of the filing thereof, or the levy against any portion of the assets or property of Tenant by the Sheriff or other designated authority of any governmental subdivision having jurisdiction thereover. If an order for relief shall be granted, Tenant, or any party claiming on behalf of Tenant, shall be deemed to have given adequate assurances only if Landlord is reasonably assured that a party or substantial financial strength will continue occupancy of the Premiss, continue to pay rent and in general be in a position to operate a business on the Leased Premises for a term of more than one year.

Section 12.02  Effect of an Event Default

     Upon the occurrence of any event of default, as a result thereof and without entry or other action by Landlord:

     (a) The balance of all renta and other charges to become due throughout the term hereof shall, at the option of Landlord, be accelerated and shall be immediately due and payable, and Landlord any in its own name, but as agent for Tenant, assign, sublet or relet the Leased Premises for any period equal to or greater or less than the remainder of the term hereof for any sum which Landlord mat deem reasonable to any lessee Landlord may select, and for any use or purpose which Landlord may designate. If Landlord so sublets or assigns this Lease, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's agent to collect rents due from such assignee or sublessee and apply the same to the rent due hereunder without in any way affecting Tenant's obligation to pay any unpaid balance of rent and other charges due hereunder. In the event of such assignment or subletting, Landlord shall apply the rents received therefrom to the obligation of Tenant hereunder until Landlord shall have recovered in full all amounts due and owing from Tenant to Landlord together with a service charge of ten percent (10%) to Landlord. Landlord shall be under no obligation whatsoever, either to assign, sublet or relet the Leased Premises, at any time or upon any specific terms and conditions.

     (b) At the option of Land this agreement and the term created hereby shall cease and determine and become absolutely void without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any term, covenant or condition broken or defaulted, whereupon Landlord shall be entitled to recover damages for such event of default in an amount equal to the present value of (a) the rent reserved for the balance of the term hereof, less (b) the fair rental value of the Leased Premises for the balance thereof.

Section 12.03  Remedies of Landlord

     Upon the occurrence of any event of default, Landlord or anyone acting on Landlord's behalf, at Landlord's option, may exercise any one or more the following remedies:

     (a) Without notice or demand enter the Leased Premises, breaking open locked doors, if necessary, to effect entrance, without liability to action or prosecution for damages for such entry or for the manner thereof, for the purpose of distraining (to the extent permitted by law) or levying and for any other purposes, and take possession of an sell all goods and chattels of Tenant at auction on three (3) days' notice served in person on Tenant or left on the Leased Premises, and retain the proceeds thereof on account of Tenant's obligations hereunder; and Tenant hereby forever remises, releases and discharges Landlord, and its agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; or

     (b) Enter the Leased Premises and without demand proceed by distress (if permitted by law) and sale of the goods of Tenant there found (or by such other means as may then be permitted to enforce Landlord's lien) to levy the rent or other charges herein payable as rent, and all costs and officers' commission, including watchmen's wages and sums chargeable to Landlord, and further including a sum equal to five percent (5%) of the amount of the levy as commission to the constable or other person making the levy, shall be paid by Tenant and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for rent, and any tender of rent without said costs, commissions and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of Landlord. Tenant hereby expressly waives in favor of Landlord the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress (or any such other procedure) is to be made after removal of goods, and further relieves Landlord of its obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Tenant in, on or about the Leased Premises shall be liable to distress for rent and subject to Landlord's lien. Tenant authorizes the sale of any goods distrained for rent at any time after five (5) days from said distraint without any appraisement or condemnation thereof.

     (c) Lease the Leased Premises or any part of parts thereof to such person or persons for such rents and for such terms as may, in Landlord's discretion, seem best without affecting Tenant's liability for any loss of rent for the balance of the term.

     (d) In the event of breach or threatened breach by Tenant of any provision of this Lease, Landlord shall have the right of injunction as if other remedies were not provided for herein.

     (e) Any Minimum Rent and Additional Rent overdue for a period of more than 5 days shall bear interest at the rate of twelve percent (12%) per annum until paid to compensate Landlord for the extra expense of dealing with and monitoring late payments. In addition, Tenant shall pay Landlord a late fee of ten percent (10%) of the gross amount of any payment which is more than five (5) days late.

     (f) Tenant expressly waives any right of defense which it may have based on any purported merger of any cause of action, and neither the commencement of any action or proceeding nor the settlement thereof or entering of judgment therein shall bar Landlord from bringing subsequent actions or proceedings from time to time.

     (g) Tenant hereby empowers any Prothonotary or attorney of any court of Record to appear for Tenant in any and all actions which may be brought for Minimum Rent and Additional Rent, including the charges, payments, costs and expenses herein reserved, or herein agreed to be paid by Tenant and/or to sign for Tenant an agreement for entering in any competent Court an amicable action or actions for the recovery of such rent or other charges or expenses, and in said suits or in said amicable action or actions for the recovery-of such rent or other charges or expenses, in said suits or in said amicable action or actions to confess judgment against Tenant for all or any part of the rent specified in this Lease and then due and unpaid, and other charges, payments, costs and expenses reserved as rent or agreed to be paid by Tenant and then due and unpaid, and for interest and costs together with a reasonable attorney's commission. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges reserved as rent or agreed to be paid by Tenant shall fail due or be in arrears.

     (h) Upon the expiration of then current term of this Lease or the earlier termination or surrender hereof as provided in this Lease, it shall be lawful for any attorney to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant and to sign an agreement for entering in any competent Court an amicable action in ejectment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery of Landlord of possession of the herein Premises, for which this Lease shall be its sufficient warrant, whereupon, if Landlord so desires, a writ of possession or other appropriate writ under the Rules of Civil Procedure then in effect may issue forthwith, without any prior writ or proceedings; provided, however, if or any reason after such action shall have been commenced, the same shall be determined and the possession of the Premises hereby demised remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon the termination of this Lease under any of the terms of this Lease to bring one of more further amicable action or actions as hereinbefore set forth to recover possession of the said Premises and confess judgment for the recovery of possession of the Premises as hereinabove provided.

     (i) In any amicable action for ejectment and/or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it, setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding. Tenant hereby releases to Landlord and to any and all attorneys who may appear for Tenant all errors in said proceedings and all liability thereof. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly and Rules of Civil Procedures, either at the end of the term or earlier termination of this Lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to the 3 months' notice and to the 15 or 30 days' notice required by the Landlord and Tenant Act of 1951, and agrees that 5 days' notice shall be sufficient in either or any such case.

     (i) Landlord shall use reasonable efforts to mitigate damages, and, with respect to any computation of liquidated damages, Tenant shall be entitled to a credit for the fair rental value of the Leased Premises.

Section 12.04 Cost of Enforcement

     Tenant shall pay to Landlord, as Additional rent upon demand, all of Landlord's cost, charges and expenses including without limitation the reasonable fees of counsel, agents and others retained by Landlord for the enforcement of Tenant's obligations under this Lease and also any such costs, charges,

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expenses or fees incurred by Landlord in any litigation in which Landlord, without Landlord's fault becomes involved or concerned by reason of this Lease or the relationship of Landlord and Tenant under this Lease.

Section 12.05 Waiver of Notice, Right of Redemption and Trial by Jury

     (a) With the exception of the notices specifically proved for in Section
12.01 of this Lease, tenant waives all rights to legal notice whether provided by statute or common law and agrees that five (5) days notice of any proceedings to recover possession at any time shall be sufficient.

     (b) Tenant waives all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any reason as provided in this Lease.

     (c) The parties hereby waive trial by jury in any action, proceeding, or counterclaim brought by either of them against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or any claim of injury or damage.

Section 12.06 Cumulative Remedies

     All of the remedies hereinabove given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination hereof or the taking or recovering of the Leased Premises shall deprive Landlord of any of its remedies or actions against Tenant for rent or any and all other sums due at the time or which, under the terms hereof, would in the future have become due if there had been no determination, nor shall the bringing of any action for rent or for breach or default under any term, condition or covenant, or the resort to any other remedy herein provided for the recovery of rent, be construed as a waiver of the right to obtain possession of the demised premises.

Section 12.07 Landlord's Right to Enforce Strictly

     Any law, usage or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce all terms, conditions and covenants hereof in strict accordance herewith, notwithstanding any conduct or custom on the part of Landlord in refraining from so doing at any time or times. Further, the failure of Landlord at any time or times to enforce its rights hereunder strictly in accordance with the same shall not be construed as having created a custom in any way or

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manner contrary to any specific term, condition or covenant hereof, or as having in any way or manner modified the same.

                     ARTICLE XIII -- SECURITY DEPOSIT

Section 13.01  Purpose of Deposit

     The security deposit posted by Tenant under the terms of Section 1.06 of this Lease shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease throughout the term and any extensions thereof. If at any time during the term of this Lease any of the rent reserved in this Lease shall be overdue and unpaid or any other sum payable by Tenant to Landlord under this Lease shall be overdue and unpaid, Landlord may, in its sole discretion and in addition to any other remedies provided at law or in equity or by this Lease appropriate and apply any portion of such deposit to the payment of any such overdue rent or other sum. Within sixty (60) days after expiration of the term of this Lease, as such term might be extended from time to time, Landlord shall refund the security deposit, if any, less any reduction therein because of default on the part of Tenant.

Section 13.02  Use of Deposit

     If Tenant shall fail to keep and perform any of the terms, covenants and conditions of this Lease binding upon Tenant, Landlord may at its sole discretion in addition to any other right or remedy provided in this Lease or at law or in equity, appropriate and apply so much of such deposit as may be necessary to compensate Landlord for all loss or damage sustained or suffered by Landlord by reason of such breach by Tenant. Should any part of such deposit be appropriated and applied by Landlord for any reason, Tenant shall promptly upon receipt of such notice thereof, pay to Landlord such amounts as may be necessary to restore such deposit to the amount set forth in Section 1.06. Tenant's failure to maintain such deposit at the amount set forth in Section 1.06 shall constitute a material breach of this Lease.

Section 13.03  Transfer of Deposit

     Upon any transfer of the Landlord's interest in this Lease to a successor, Landlord may deliver the amount of such deposit to such successor whereupon Landlord shall be relieved of any obligation to return such deposit to Tenant and Tenant shall thereafter look to such successor for the performance of all the terms of this Article.

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

                   ARTICLE XIV - MISCELLANEOUS PROVISIONS

Section 14.01 Brokers

     Landlord and Tenant represent to each other that neither has dealt with any broker, agent, finder or other intermediary, and each party agrees to indemnify, defend and hold the other harmless from and against any and all liabilities, suits or claims arising by reason of any such party claiming to have dealt with either Landlord or Tenant in connection with this Lease.

Section 14.02 Tenant

     The word "Tenant" used in this Lease shall mean every person or party named as Tenant in this Lease. Any notice given as provided in Section 1.08 shall bind all such parties and it shall have the same force as if given to all of them. The use of the neuter singular pronoun to refer to Landlord and Tenant shall be deemed a proper reference to either of them whether they be an individual, a partnership or any form of joint venture.





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

Section 14.03 Accord and Satisfaction

     No acceptance by Landlord of an amount less than the monthly rent and other payments stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such rent or other payments then due or in arrears nor shall any endorsement or statement of any check or letter accompanying any such payment be deemed an Accord and Satisfaction. Landlord may accept any check for payment by Tenant without prejudice to Landlord's right to recover the remainder of any rent or other payment then in arrears and Landlord may pursue any other remedy provided in this Lease. No acceptance by Landlord of any payment of rent or other sum by Tenant shall be deemed a waiver of any of the obligations of Tenant under this Lease.

Section 14.04 Holding Over

     Any Holding Over after the expiration of the term of this Lease, with the consent of Landlord, shall at Landlord's option be construed to be a tenancy either from month to month at the rent and other payments herein specified and shall otherwise be subject to the conditions, covenants and agreements of this Lease. If Tenant shall Hold Over without the consent of Landlord after the termination of this Lease for any reason whatsoever, Tenant shall pay as liquidated damages and not as a penalty an amount equal to twice the prorated Minimum Rent for the period during which such Holding Over continues, but the acceptance of such amount by Landlord shall be without prejudice to any other rights or remedies of Landlord at law or in equity or under this Lease.

Section 14.05 Recording

     Tenant shall not Record this Lease without the written consent of Landlord. If requested by Landlord a memorandum or short-form Lease setting from only such items as are required to be set forth under the Laws of the Commonwealth of Pennsylvania in effect at such time shall be executed by Tenant.

Section 14.06 Delays

     If either party to this Lease shall be delayed or prevented from the performance of any obligation hereunder (other than the obligation of Tenant to pay Minimum Rent or Additional Rent when due) by reason of labor disputes, inability to procure materials, failure of utility services, restrictive governmental laws or regulations, riots, insurrection, war or other similar causes beyond the control of such party, the performance of such act shall be excused for the period of the delay. The provisions

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of this Section 14.08 shall not excuse Tenant from the prompt payment of any sums payable under any of the provisions of this Lease.

Section 14.07  Entire Agreement

     This Lease and the Exhibits and any Rider attached hereto sets forth the Entire Agreement between the Parties and there are no other agreements expressed or implied, oral or written, except as herein set forth. This Agreement may not be amended, altered or changed except in writing executed by both the parties hereto.

Section 14.08  Captions

     The Captions, Section numbers, Article numbers and Index appearing in this Lease are inserted only for the convenience of the Parties and shall not in any way affect the meaning or intent of any portion of this Lease.

Section 14.09  Partial Invalidity and Construction

     The Sections of this Lease are intended to be severable. If any Section or provision of this Lease shall be held to be unenforceable by any court of competent jurisdiction, this Lease shall be construed as though such Section had not been included in it. If any Section or provision of this Lease shall be subject to two constructions, one of which would render such Section or provision invalid, then such Section shall be given that construction which would render it valid.

Section 14.10  Successors

     The provisions of this Lease shall be binding upon the respective Parties hereto and their respective heirs, administrators, successors and assigns provided that this provision shall not be deemed the consent by Landlord to any subletting or assignment by Tenant except as herein specifically provided.

Section 14.11  No Joint Venture

     Any intention to create a joint venture or partnership is hereby expressly disclaimed.

Section 14.12  Landlord's Waiver

     Notwithstanding anything contained within this Lease to the contrary, Tenant shall have the right to finance and to secure under the Uniform Commercial Code, inventory fixtures,

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

furnishings, furniture, equipment, machinery, signs, and other personal property located at the Leased Premises. Tenant's right to finance as herein provided shall be paramount and superior to any lien of Landlord and Landlord hereby waives any statutory or contractual landlord's lien it may have in Tenant's personalty. Landlord agrees to execute waiver agreements in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items.

Section 14.13 Landload's Expenses

     Any and all expenses and costs incurred by Landlord under the Lease that are payable either directly or indirectly by Tenant shall be limited to reasonable expenses and costs necessary to Landlord's performance of its obligations under the Lease.

furnishings, furniture, equipment, machinery, signs, and other personal property located at the Leased Premises. Tenant's right to finance as herein provided shall be paramount and superior to any lien of Landlord and Landlord hereby waives any statutory or contractual landlord's lien it may have in Tenant's personalty. Landlord agrees to execute waiver agreements in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items.

Section 14.13 Landload's Expenses

     Any and all expenses and costs incurred by Landlord under the Lease that are payable either directly or indirectly by Tenant shall be limited to reasonable expenses and costs necessary to Landlord's performance of its obligations under the Lease.

     In WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

WITNESS                                LANDLORD:

                                       /s/ Illegible
-------------------------------        ------------------------------------

-------------------------------        ------------------------------------


ATTEST:                                TENANT

/s/ Mary Ann Daves                     /s/ Mark H. Daugherty
-------------------------------        ------------------------------------
Corporate Secretary                    CFO
-------------------------------        ------------------------------------

                                    EXHIBIT A

                                    [graphic]

                                  EXHIBIT B

           DESCRIPTION OF THE LAND ON WHICH THE BUILDING IS LOCATED

Address: 901 Trooper Road, Norristown, Pennsylvania
Tax Parcel No.: 15142007
Township #43, Block 63 G, Lot 16
Size: 69,250 square feet
Legal Description: [attach]











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